MUNIYIELD
PENNSYLVANIA
FUND



FUND LOGO



Annual Report

October 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Pennsylvania Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Pennsylvania Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MuniYield Pennsylvania Fund


TO OUR SHAREHOLDERS

For the year ended October 31, 1999, the Common Shares of MuniYield Pennsylvania Fund earned $0.857 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.29%, based on a month-end net asset value of $13.62 per share. Over the same period, the total investment return on the Fund's Common Shares was -7.16%, based on a change in per share net asset value from $16.01 to $13.62, and assuming reinvestment of $0.932 per share ordinary income dividends and $0.393 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Shares was -7.98%, based on a change in per share net asset value from $15.26 to $13.62, and assuming reinvestment of $0.413 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Shares had an average yield of 3.31%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

MuniYield Pennsylvania Fund
October 31, 1999

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
At the start of the fiscal year ended October 31, 1999, we had a positive investment outlook toward the municipal bond market, and we expected that interest rates would remain stable going forward. Therefore, we remained fully invested and continued this strategy for the early part of the October period. However, during the last six months of the fiscal year, the municipal bond market underperformed the US Treasury market. This sub-par performance can be attributed to a lack of institutional demand and a large increase of corporate and agency issues resulting in a wider yield spread to US Treasury issues and certain allocations away from municipal bonds. Given the robust economic environment, early in the fiscal year, it did not seem likely that long-term interest rates would decline. Accordingly, we maintained our strategy of focusing on income-producing securities. We believed that coupon income could potentially be a more significant segment of the Fund's annual total return performance should the tax-exempt bond market perform as anticipated in the ensuing months. Keeping shareholder income as a priority, MuniYield Pennsylvania Fund was fully invested for most of the past several months, and we expect to maintain this position going forward. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
On September 21, 1999, MuniYield Pennsylvania Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniVest Pennsylvania Insured Fund and MuniHoldings Pennsylvania Insured Fund in exchange for newly issued shares of MuniYield Pennsylvania Fund. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have similar investment objectives and are managed by Fund Asset Management, L.P.

MuniYield Pennsylvania Fund
October 31, 1999

We appreciate your ongoing interest in MuniYield Pennsylvania Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



December 8, 1999


PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield
Pennsylvania Fund's Common Shareholders voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on May
27, 1999. A description of the proposal and number of shares voted are as follows:
                                                                                    Shares      Shares Voted  Shares Voted
                                                                                  Voted For       Against       Abstain
1. To approve an amendment to the Certificate of Designation of the Fund.         3,451,452       169,390       110,683

During the six-month period ended October 31, 1999, MuniYield
Pennsylvania Fund's Preferred Shareholders voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on May
27, 1999. A description of the proposal and number of shares voted are as follows:
                                                                                    Shares     Shares Voted   Shares Voted
                                                                                  Voted For      Against        Abstain
1. To approve an amendment to the Certificate of Designation of the Fund.           1,478            48            21



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis.
However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Pennsylvania Fund
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Pennsylvania Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common
Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's
Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniYield Pennsylvania Fund
October 31, 1999


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Pennsylvania Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
S&P      Moody's   Face                                                                                              Value
Ratings  Ratings  Amount                                      Issue                                                (Note 1a)

Pennsylvania--103.6%
NR*      Aaa     $2,500   Allegheny County, Pennsylvania, COP, 5% due 12/01/2019 (a)                               $  2,184

                          Allegheny County, Pennsylvania, Hospital Development Authority Revenue Bonds,
                          Series A:
AAA      Aaa      2,000     (Allegheny General Hospital Project), 6.25% due 9/01/2020 (d)                             1,967
NR*      A2       3,000     (South Hills Health System), 6.50% due 5/01/2014                                          3,099

AAA      Aaa      6,000   Allegheny County, Pennsylvania, Port Authority, Special Transportation Revenue
                          Bonds, 6% due 3/01/2024 (d)                                                                 5,999

NR*      Aaa      5,750   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds, RITR,
                          Series 20, 6.82% due 12/01/2024 (d)(g)                                                      4,782

NR*      Aaa      2,500   Bucks County, Pennsylvania, Water and Sewer Authority, Revenue Refunding Bonds
                          (Neshaminy Interceptor Sewer System), 5.60% due 6/01/2024 (a)                               2,368

AAA      Aaa      4,500   Delaware Valley, Pennsylvania, Regional Finance Authority, Local Government Revenue
                          Bonds, Series A, 5.50% due 8/01/2028 (a)                                                    4,258

AAA      Aaa      4,000   Gettysburg, Pennsylvania, Municipal Authority, College Revenue Refunding Bonds, 5%
                          due 8/15/2023 (d)                                                                           3,455

AAA      Aaa      4,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds (Saint Luke's
                          Hospital--Bethlehem), 6.25% due 7/01/2022 (a)                                               4,022

AAA      Aaa      3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania Power and Light
                          Company Project), Series A, 6.40% due 11/01/2021 (d)                                        3,076

AAA      Aaa      2,570   Lower Providence Township, Pennsylvania, Sewer Authority, Sewer Revenue Refunding
                          Bonds, 5.25% due 5/01/2022 (d)                                                              2,328

A-       A3       1,500   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Bonds (Pennsylvania
                          Gas and Water Company Project), AMT, Series B, 7.125% due 12/01/2022                        1,599

                          Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding Bonds
                          (Pennsylvania Gas and Water Company Project), AMT, Series A:
A        A3       2,500     7.20% due 10/01/2017                                                                      2,666
AAA      Aaa      2,000     7% due 12/01/2017 (a)                                                                     2,175

AAA      Aaa      2,000   Northeastern, Pennsylvania, Hospital and Education Authority, Health Care Revenue
                          Bonds (Wyoming Valley Health Care), Series A, 5.25% due 1/01/2026 (a)                       1,758

BBB      Baa2     4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                          Revenue Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60% due 12/01/2024        4,285

AAA      Aaa      4,000   Pennsylvania HFA, Revenue Refunding Bonds (Rental Housing), 6.50% due 7/01/2023 (e)         4,205

AA+      Aa2      2,630   Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series 34B, 7% due 4/01/2024 (h)         2,696




MuniYield Pennsylvania Fund
October 31, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
S&P      Moody's   Face                                                                                              Value
Ratings  Ratings  Amount                                      Issue                                                (Note 1a)

Pennsylvania (continued)
                          Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT:
AA+      Aa2     $3,000     Series 41B, 6.65% due 4/01/2025                                                        $  3,090
AA+      Aa2      1,720     Series 60A, 5.85% due 10/01/2027                                                          1,658
AA+      Aa2      1,000     Series 62A, 5.50% due 10/01/2022                                                            918
AA+      Aa2      2,000     Series 67A, 5.90% due 10/01/2030                                                          1,915

AAA      Aaa      3,000   Pennsylvania Intergovernmental Co-Op Authority, Special Tax Revenue Refunding
                          Bonds (Philadelphia Funding Program), 5% due 6/15/2021 (b)                                  2,610

A        NR*      2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal Capital
                          Improvements Program), 6.60% due 11/01/2009                                                 2,134

AAA      Aaa      6,000   Pennsylvania State, GO, Second Series, 5.75% due 10/01/2019 (d)                             5,868

AAA      Aaa      2,000   Pennsylvania State Higher Educational Assistance Agency, Student Loan Revenue Bonds,
                          AMT, Series C, 7.15% due 9/01/2021 (a)                                                      2,137

AAA      Aaa      1,255   Pennsylvania State Higher Educational Facilities Authority, College and University
                          Revenue Refunding Bonds (Duquesne University), Series A, 6.75% due 4/01/2020 (d)            1,286

AAA      Aaa      3,500   Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (UPMC
                          Health System), Series A, 5% due 8/01/2029 (c)                                              2,945

                          Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                          Bonds (Carnegie Mellon University), VRDN (f):
A1+      NR*      1,200     Series B, 3.60% due 11/01/2027                                                            1,200
A1+      NR*      2,700     Series C, 3.60% due 11/01/2029                                                            2,700

AAA      Aaa      4,500   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Refunding
                          Bonds, Senior Series A, 5% due 12/01/2023 (a)                                               3,884

AAA      Aaa      1,500   Philadelphia, Pennsylvania, Authority for Industrial Development, Airport
                          Revenue Bonds (Philadelphia Airport System Project), AMT, Series A, 5.125%
                          due 7/01/2028 (b)                                                                           1,269

AAA      Aaa      4,000   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease Revenue
                          Bonds (City of Philadelphia Project), Series A, 5.375% due 2/15/2027 (d)                    3,607

AAA      Aaa      6,000   Philadelphia, Pennsylvania, GO, 5% due 3/15/2028 (c)                                        5,079

A1+      VMIG1++  1,400   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                          Hospital Revenue Bonds (Children's Hospital of Philadelphia Project), VRDN, 3.60%
                          due 3/01/2027 (f)                                                                           1,400

AAA      NR*      3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities Authority,
                          Hospital Revenue Refunding Bonds (Presbyterian Medical Center), 6.65% due
                          12/01/2019 (i)                                                                              3,259

AAA      Aaa      4,250   Philadelphia, Pennsylvania, Parking Authority, Airport Parking Revenue Bonds,
                          5.25% due 9/01/2022 (c)                                                                     3,846

AAA      Aaa      1,500   Philadelphia, Pennsylvania, School District, GO, Series B, 5.375% due 4/01/2027 (a)         1,369
                          Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding Bonds
                          (Northeastern Power Company), VRDN (f):
A1+      NR*      1,000     AMT, Series B, 3.55% due 12/01/2022                                                       1,000
A1+      NR*      3,900     Series A, 3.50% due 12/01/2022                                                            3,900



MuniYield Pennsylvania Fund
October 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

S&P      Moody's   Face                                                                                              Value
Ratings  Ratings  Amount                                      Issue                                                (Note 1a)

Pennsylvania (concluded)
A-       NR*     $2,520   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                          Refunding Bonds (University of Scranton Project), Series B, 6.50% due
                          3/01/2015                                                                                $  2,606
NR*      Aaa      1,000   Somerset County, Pennsylvania, GO, Series A, 5% due 10/01/2027 (b)                            853
AA+      Aaa      3,985   Swarthmore Borough Authority, Pennsylvania, College Revenue Refunding Bonds,
                          6% due 9/15/2020                                                                            3,991
NR*      VMIG1++  3,100   Washington County, Pennsylvania, Higher Education Pooled Equipment, Lease
                          Revenue Bonds, VRDN, 3.60% due 11/01/2005 (f)                                               3,100


Total Investments (Cost--$127,038)--103.6%                                                                          124,546

Liabilities in Excess of Other Assets--(3.6%)                                                                        (4,300)
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $120,246
                                                                                                                   ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)FNMA Collateralized.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(h)FHA Insured
(i)Escrowed to maturity.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             70.3%
AA/Aa                                8.5
A/A                                 10.1
BBB/Baa                              3.6
Other++                             11.1

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Pennsylvania Fund
October 31, 1999

FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$127,037,741)
                    (Note 1a)                                                                               $124,545,803
                    Cash                                                                                          13,820
                    Interest receivable                                                                        1,855,073
                    Prepaid expenses and other assets                                                              6,661
                                                                                                            ------------
                    Total assets                                                                             126,421,357
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  5,924,140
                      Dividends to shareholders (Note 1e)                                       141,218
                      Investment adviser (Note 2)                                                57,992        6,123,350
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        52,373
                                                                                                            ------------
                    Total liabilities                                                                          6,175,723
                                                                                                            ------------

Net Assets:         Net assets                                                                              $120,245,634
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized)
                    (Note 4):
                      Preferred Shares, par value $.05 per share (1,600
                      shares of AMPS* issued and outstanding at $25,000 per
                      share liquidation preference)                                                         $ 40,000,000
                      Common Shares, par value $.10 per share (5,891,406 shares
                      issued and outstanding)                                              $    589,141
                    Paid-in capital in excess of par                                         82,362,028
                    Undistributed investment income--net                                      1,126,658
                    Accumulated distributions in excess of realized capital
                    gains on investments--net (Note 1e)                                      (1,340,255)
                    Unrealized depreciation on investments--net                              (2,491,938)
                                                                                           ------------
                    Total--Equivalent to $13.62 net asset value per Common Share
                    (market price--$12.25)                                                                    80,245,634
                                                                                                            ------------
                    Total capital                                                                           $120,245,634
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Pennsylvania Fund
October 31, 1999



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  7,175,550
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    638,388
                    Commission fees (Note 4)                                                    101,504
                    Professional fees                                                            71,300
                    Transfer agent fees                                                          61,572
                    Accounting services (Note 2)                                                 44,499
                    Trustees' fees and expenses                                                  28,654
                    Printing and shareholder reports                                             23,970
                    Listing fees                                                                 16,340
                    Custodian fees                                                                7,234
                    Pricing fees                                                                  6,997
                    Other                                                                        12,443
                                                                                           ------------
                    Total expenses                                                                             1,012,901
                                                                                                            ------------
                    Investment income--net                                                                     6,162,649
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (247,464)
Unrealized Loss on  Change in unrealized appreciation/depreciation on investments--net                       (10,834,889)
Investments--                                                                                               ------------
Net (Notes 1b,      Net Decrease in Net Assets Resulting from Operations                                    $ (4,919,704)
1d & 3):                                                                                                    ============

                    See Notes to Financial Statements.


MuniYield Pennsylvania Fund
October 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                 $  6,162,649     $  6,418,420
                    Realized gain (loss) on investments--net                                   (247,464)       3,150,329
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (10,834,889)        (402,818)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               (4,919,704)       9,165,931
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (5,107,217)      (5,040,266)
Shareholders          Preferred Shares                                                       (1,089,472)      (1,048,448)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (1,443,729)      (1,574,973)
                      Preferred Shares                                                         (184,564)        (592,048)
                    In excess of realized gain on investments--net:
                      Common Shares                                                          (1,188,339)              --
                      Preferred Shares                                                         (151,916)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (9,165,237)      (8,255,735)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions        of dividends and distributions                                            1,563,742          785,969
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (12,521,199)       1,696,165
                    Beginning of year                                                       132,766,833      131,070,668
                                                                                           ------------     ------------
                    End of year*                                                           $120,245,634     $132,766,833
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,126,658     $  1,160,698
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Pennsylvania Fund
October 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996       1995
Per Share           Net asset value, beginning of year                $  16.01   $  15.86  $  15.32  $  15.36   $  13.86
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.05       1.12      1.13      1.15       1.17
                    Realized and unrealized gain (loss) on
                    investments--net                                     (1.87)       .46       .66      (.03)      1.53
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.82)      1.58      1.79      1.12       2.70
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.87)      (.88)     (.89)     (.91)      (.89)
                      Realized gain on investments--net                   (.25)      (.27)     (.09)       --         --
                      In excess of realized gain on
                      investments--net                                    (.20)        --        --        --       (.05)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                         (1.32)     (1.15)     (.98)     (.91)      (.94)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.19)      (.18)     (.24)     (.25)      (.25)
                        Realized gain on investments--net                 (.03)      (.10)     (.03)       --         --
                        In excess of realized gain on investments
                        --net                                             (.03)        --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.25)      (.28)     (.27)     (.25)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.62   $  16.01  $  15.86  $  15.32   $  15.36
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  12.25   $  16.50  $14.8125  $ 14.125   $  13.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                    (18.98%)    19.82%    12.15%     9.48%     34.17%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  (7.16%)     8.58%    10.71%     6.30%     18.95%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                     1.15%      1.11%     1.14%     1.13%      1.21%
Average                                                               ========   ========  ========  ========   ========
Net Assets          Total investment income--net**                       7.00%      7.01%     7.30%     7.43%      8.10%
Of Common Shares:                                                     ========   ========  ========  ========   ========
                    Amount of dividends to Preferred
                    Shareholders                                         1.24%      1.15%     1.52%     1.62%      1.74%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common
                    Shareholders                                         5.76%      5.86%     5.78%     5.81%      6.36%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .79%       .77%      .79%      .78%       .82%
Total Average Net                                                     ========   ========  ========  ========   ========
Assets:++**         Total investment income--net                         4.82%      4.90%     5.07%     5.14%      5.44%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Shareholders                  2.73%      2.62%     3.41%     3.60%      3.61%
Average Net                                                           ========   ========  ========  ========   ========
Assets Of
Preferred
Shares:

Supplemental        Net assets, net of Preferred Shares, end
Data:               of year (in thousands)                            $ 80,246   $ 92,767  $ 91,071  $ 88,001   $ 88,226
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    year (in thousands)                               $ 40,000   $ 40,000  $ 40,000  $ 40,000   $ 40,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  53.28%     60.52%    70.14%    75.83%     43.59%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,006   $  3,319  $  3,277  $  3,200   $  3,206
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    681   $    655  $    853  $    901   $    902
Share On                                                              ========   ========  ========  ========   ========
Preferred Shares
Outstanding:


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Includes Common and Preferred Share average net assets.

                    See Notes to Financial Statements.

MuniYield Pennsylvania Fund
October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Pennsylvania Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

MuniYield Pennsylvania Fund
October 31, 1999

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $64,116,956 and $70,995,230, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

                                  Realized        Unrealized
                               Gains (Losses)       Losses

Long-term investments            $ (622,884)     $(2,491,938)
Financial futures contracts         375,420               --
                                 ----------      -----------
Total                            $ (247,464)     $(2,491,938)
                                 ==========      ===========


As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $2,491,938, of which $2,422,039 related to appreciated securities and $4,913,977 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $127,037,741.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 98,662 and 49,322, respectively, as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 3.34%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $61,257 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $353,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:
On September 21, 1999, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniVest Pennsylvania Insured Fund and MuniHoldings Pennsylvania Insured Fund in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:
On November 8, 1999, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.069000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


MuniYield Pennsylvania Fund
October 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Pennsylvania Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Pennsylvania Fund as of October 31, 1999, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
Princeton, New Jersey
December 10, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Pennsylvania Fund during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.
                                                   Payable         Short-Term         Long-Term
                                                     Date         Capital Gains     Capital Gains*
Common Shareholders                                12/30/98          $.060893          $.392769

Preferred Shareholders                             11/03/98            --              $26.48
                                                   11/10/98            --              $26.22
                                                   11/17/98          $6.05             $19.76
                                                   11/24/98          $6.31             $20.65
                                                   12/01/98          $6.05             $19.76
                                                   12/08/98          $5.66             $18.51
                                                   12/15/98          $5.66             $18.51
                                                   12/22/98          $5.47             $17.88
                                                   12/29/98          $6.14             $20.08
                                                    1/05/99          $1.77             $ 5.82

*All of the distributions are subject to the 20% tax rate.

 Please retain this information for your records.


MuniYield Pennsylvania Fund
October 31, 1999


YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MPA